Davis Global Fund
Davis International Fund
Authorized series of
Davis New York Venture Fund, Inc.
Supplement dated March 3, 2025
to the Statement of Additional Information dated March 1, 2025

Thomas Gayner has resigned as a Director of Davis New York Venture Fund, Inc. effective as of March 3, 2025. As such, references to Mr. Gayner are removed from the Statement of Additional Information.